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                                                                   Exhibit 10.88

                            GALAXY ENTERPRISES, INC.

                           AFFILIATE LOCK-UP AGREEMENT

         This AFFILIATE LOCK-UP AGREEMENT ("Agreement") dated as of March 10, 2000, is entered into between Netgateway, Inc., a Delaware corporation ("Netgateway") and the undersigned officer, director or affiliate ("Affiliate") of Galaxy Enterprises, Inc., a Nevada corporation ("Company").

         WHEREAS, Netgateway and Company have entered into an Agreement and Plan of Reorganization dated March 8, 2000 ("Merger Agreement") pursuant to which a subsidiary of Netgateway will merge with and into Company ("Merger"), and Company will become a subsidiary of Netgateway (capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement);

         WHEREAS, pursuant to the Merger, at the Effective Time outstanding shares of Common Stock of the Company ("Company Common Stock"), including all shares owned by Affiliate, will be converted into the right to receive shares of Netgateway Common Stock;

         WHEREAS, it is intended that the Merger will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986 as amended (the "Code");

         WHEREAS, it is further intended that the Merger will qualify for "pooling-of-interests" accounting treatment;

         WHEREAS, the execution and delivery of this Agreement by Affiliate is a material inducement to Netgateway to enter into the Merger Agreement; and

         WHEREAS, Affiliate has been advised that Affiliate may be deemed to be an "affiliate" of Company, as the term "affiliate" is used (i) for purposes of paragraphs (c) and (d) of Rule 145 of the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") and
(ii) in the Commission's Accounting Series Release ("ASR") Nos. 130 and 135, as amended.

         NOW, THEREFORE, intending to be legally bound, the parties hereby agree as follows:

         1. ACKNOWLEDGMENTS BY AFFILIATE. Affiliate acknowledges and understands that the representations, warranties and covenants by Affiliate set forth herein will be relied upon by Netgateway, the Company, and their respective "affiliates", counsel and accountants, and that substantial losses and damages may be incurred by these persons if Affiliate's representations, warranties or covenants are not true when given or are breached by Affiliate. Affiliate has carefully read this Agreement and the Merger Agreement and has had the opportunity to discuss the


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requirements of this Agreement with his professional advisors who are qualified to advise him with regard to such matters.

         2. COVENANTS RELATED TO POOLING OF INTERESTS. Notwithstanding any other provision hereof to the contrary and in accordance with ASR No. 135, during the period commencing on the date hereof and continuing until such date after the Effective Time as shall be the first market trading day following the date Netgateway publishes financial results covering at least thirty (30) days of combined operations of Netgateway and the Company, Affiliate will not sell, exchange, transfer, pledge, distribute, make any gift or otherwise dispose of or grant any option, establish any "short" or put-equivalent position with respect to or enter into any similar transaction (through derivatives or otherwise) intended to reduce or having the effect, directly or indirectly, of reducing his risk relative to any shares of Company Common Stock, or any rights, options or warrants to purchase Company Common Stock, or any Netgateway Common Stock received by Affiliate in connection with the Merger. For the purposes of this Agreement, (i) "Company Common Stock" shall mean all shares of Company Common Stock and any other securities of the Company held by Affiliate, including all securities as to which Affiliate has sole or shared voting or investment power, and all rights, options and warrants to acquire shares of capital stock or other securities of Company granted to or held by Affiliate, and (ii) "Netgateway Common Stock" shall mean all Netgateway Common Stock that are issued by Netgateway to Affiliate in connection with the Merger. Netgateway may, at its discretion, cause a restrictive legend to the foregoing effect to be placed on certificates representing Netgateway Common Stock issued to Affiliate in the Merger and place a stop transfer notice consistent with the foregoing with its transfer agent with respect to the certificates.

         Notwithstanding the foregoing, Affiliate shall be entitled to sell or dispose of shares so long as such sale or disposition is in accordance with ASR No. 135 and the "de minimis" test set forth in the Commission's Staff Accounting Bulletin No. 76; PROVIDED that Affiliate has first obtained Netgateway's prior written approval of any such proposed sale or disposition.

         3. REPRESENTATIONS AND WARRANTIES OF AFFILIATE.

                  (a) Affiliate has full power and authority to execute this Agreement, to make the representations and warranties herein contained and to perform Affiliate's obligations hereunder.

                  (b) Affiliate is the beneficial owner of the Company Common Stock (including any shares issuable upon exercise of granted options) set forth on the signature page below and did not acquire any of such Company Common Stock in contemplation of the Merger.

                  (c) Affiliate has not engaged in any sale or other transfer of any Company Common Stock (including shares issuable upon exercise of granted options) in contemplation of the Merger.

         4. MISCELLANEOUS.

                  (a) For the convenience of the parties hereto, this Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

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                  (b) This Agreement shall be enforceable by, and shall inure to the benefit of and be binding upon, the parties hereto and their respective successors and assigns. As used herein, the term "successors and assigns" shall mean, where the context so permits, heirs, executors, administrators, trustees and successor trustees, and personal and other representatives.

                  (c) This Agreement shall be governed by and construed, interpreted and enforced in accordance with the internal laws of the State of California.

                  (d) If a court of competent jurisdiction determines that any provision of this Agreement is not enforceable or enforceable only if limited in time or scope, this Agreement shall continue in full force and effect with such provision stricken or so limited.

                  (e) Counsel to the parties and the independent accountants of Netgateway and the Company shall be entitled to rely upon this Agreement as appropriate.

                  (f) This Agreement shall not be modified or amended, or any right hereunder waived or any obligation excused, except by a written agreement signed by both parties.

                  (g) This Affiliate Agreement shall be terminated and of no further force and effect upon termination of the Merger Agreement pursuant to its terms.

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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth on the first page of this Agreement.

                                   NETGATEWAY, INC.

                                     /s/ Donald M. Corliss, Jr.
                                   -------------------------------------------
                                   By:  Donald M. Corliss, Jr.
                                      ----------------------------------------

                                   Title:  President
                                         -------------------------------------

                                   AFFILIATE

                                    /s/ Benjamin Roberts
                                   -------------------------------------------
                                   Benjamin Roberts
                                   Title: Executive VP
                                         --------------------------------------

                                   Name of Signatory (if different from name
                                   of Affiliate):
                                                 -----------------------------

                                   Title of Signatory:
                                   If applicable:
                                                   ---------------------------

                                   Company shares beneficially owned:
                                                      shares of Common Stock
                                   ------------------

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